SUPPLEMENT TO
SPARTAN(registered trademark) NEW JERSEY MUNICIPAL INCOME FUNDS' JANUARY 22, 1997 PROSPECTUS
The following information replaces the similar information found in "Transaction Details" beginning on page 27.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same Social Security number or which list the same Social Security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.